UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
EXCHANGE ACT OF 1934
(AMENDMENT NO.    )

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First Business Financial Services, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST BUSINESS FINANCIAL SERVICES, INC.
401 Charmany Drive
Madison, WI 53719

April 6, 2018

Dear Fellow Shareholder:

You are cordially invited to attend the 2018 annual meeting of shareholders of First Business Financial Services, Inc. (the “Company”), which will be held at 5:00 P.M., local time, on Tuesday, May 22, 2018 at the Madison Marriott West located at 1313 John Q Hammons Drive, Middleton, Wisconsin 53562. At the annual meeting, we will review the Company’s activities during the past year and shareholders will be given an opportunity to address questions to the Company’s management.

We are using the Securities and Exchange Commission (“SEC”) rule that allows us to furnish proxy materials to shareholders over the Internet. On or about April 6, 2018, we will begin mailing a Notice of Internet Availability of Proxy Materials (“Notice”) to our shareholders informing them that our Proxy Statement and the 2017 Annual Report on Form 10-K along with voting instructions, are available online. This means that our shareholders will receive only the Notice containing instructions on how to access the proxy materials over the Internet and vote online. If you receive this Notice, but would still like to request paper copies of the proxy materials, please follow the instructions on the Notice or on the website referred to in the Notice. On or about April 20, 2018, we will also mail a proxy card to all registered shareholders, but not the proxy materials, which will allow voting of shares by completing and returning the proxy card. By delivering proxy materials electronically to our shareholders, we can conserve natural resources and reduce the costs of printing and distributing the proxy materials, while providing our shareholders with access to the proxy materials in a fast, easily accessible and efficient manner.

The Board of Directors of the Company recommends that you vote your shares “FOR” all the nominees listed in proposal one and “FOR” proposals two and three.

Your continued support is appreciated and we hope you will attend the annual meeting. Whether or not you are personally present, it is very important that your shares are represented at the meeting. Accordingly, please vote your shares by following the instructions on the Notice. Your vote is important. Please join us and the Board of Directors in supporting these proposals.

Sincerely,

/s/Jerry Smith                        /s/Corey Chambas
Jerry Smith                        Corey Chambas
Chair of the Board                    President and Chief Executive Officer

First Business IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 22, 2018. Vote by Internet Go to www.envisionreports.com/FBIZ Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals - The Board of Directors recommends a vote "FOR" all the director nominees listed in Proposal 1. 1. Class II director nominees: For Withhold For Withhold For Withhold For Withhold 01 - Mark D. Bugher 02 - Corey A. Chambas 03 - John J. Harris The Board of Directors recommends a vote "FOR" Proposals 2 and 3. 2. To approve, in a non-binding advisory vote, the compensation of the Company's named executive officers. For Against Abstain 3. To ratify the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018. For Against Abstain To transact such other business as may properly come before the meeting or any postponement or adjournment thereof. The Company is not currently aware of any such business. Non-Voting Items Change of Address - Please print new address below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below NOTE: Please sign and mail in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If stock is held jointly or in two or more names, all persons so named should sign. A corporation should sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box.

First Business 2018 Annual Meeting of Shareholders You are cordially invited to attend the Annual Meeting of Shareholders of First Business Financial Services, Inc. to be held at Madison Marriott West located at 1313 John Q. Hammons Drive, Middleton, Wisconsin, 53562 at 5:00 p.m. (CDT) on Tuesday, May 22, 2018. There will be a reception following the Annual Meeting. Please RSVP by calling (608) 218-8085 or emailing adeliz@firstbusiness.com and letting us know the names of those attending the Annual Meeting. Whether or not you plan to attend the Annual Meeting of Shareholders, it is important that all shares are represented. Please vote and sign the proxy card printed on the reverse side. Tear at the perforation and mail the proxy card in the enclosed postage-paid envelope at your earliest convenience or vote via the telephone or Internet. We look forward to seeing you on May 22. THANK YOU FOR VOTING. ALL VOTES ARE IMPORTANT! Do not return this proxy card if you are voting via the telephone or Internet. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 22, 2018: The proxy statement and Annual Report on 10-K for the year ended December 31, 2017 are available online at www.envisionreports.com/FBIZ. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. First Business Proxy - First Business Financial Services, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS MAY 22, 2018 The undersigned appoints Lynn Ann Parrish and Corey A. Chambas, and each or either of them, proxies of the undersigned, with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of First Business Financial Services, Inc. ("the Company") held of record by the undersigned at the close of business on March 22, 2018 at the Annual Meeting of Shareholders of the Company to be held on May 22, 2018 or any postponement or adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3 ON THE REVERSE SIDE. IN THE ABSENCE OF AN INDICATION TO THE CONTRARY, THIS PROXY WILL BE VOTED "FOR" ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3 ON THE REVERSE SIDE, AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS. (Continued and to be voted on reverse side.) THANK YOU FOR VOTING

The 2018 First Business ANNUAL MEETING OF SHAREHOLDERS Board Chair Jerry Smith will conduct the meeting and offer opening remarks with presentations by President & CEO Corey Chambas and CFO Ed Sloane. Please join us as our guest. TUESDAY, MAY 22, 2018 at 5:00 P.M. Registration begins at 4:00 p.m. Reception to follow the meeting. MADISON MARRIOTT WEST 1313 John Q Hammons Drive | Middleton, WI 53562 Please park in the main lot, west of the building and enter at the doors marked Ballroom. Follow directional signage upon entering the building to the meetign room. RSVP Please RSVP no later than May 4 by mailing the attached reply card or contacting Ariane Deliz at 608-218-8085 or adeliz@firstbusiness.com. Please remember to vote your FBIZ shares by completing and returning your proxy card, by telephone at 1-800-652-8683, or over the Internet at www.envisionreports.com/FBIZ. If you have questions about voting your shares, please call Ariane Deliz. Annual Meeting of Shareholders May 22, 2018 5:00 PM CDT Madison Marriott West ___ (#) will attend the meeting and reception Name of attendees: First Last e-mail address First Last e-mail address First Last e-mail address

BUSINESS REPLY MAIL FIRST-CLASS MAIL PERMIT NO. 4537 MADISON, WI POSTAGE WILL BE PAID BY ADDRESSEE NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES FIRST BUSINESS BANK PO BOX 44961 MADISON WI 53791-9503 First Business 401 Charmany Drive Madison, WI 53719 You are INVITED To attend the 2018 First Business Annual Meeting of Shareholders